CSFB                      CREDIT SUISSE FIRST BOSTON
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                           CSFB ABS TRUST 2001-HE17


                         DERIVED INFORMATION [7/30/01]

                         [$410,000,000] Bonds Offered
                                (Approximate)


                          CSFB Trust Series 2001-HE17


             Credit Suisse First Boston Mortgage Securities Corp.
                                   Depositor

                                     [TBD]
                                    Trustee



         The information contained in the attached materials is referred to as the "Information".

         The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

         The Information addresses only certain aspects of the applicable certificate's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.




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CSFB                  CREDIT SUISSE FIRST BOSTON
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                           CSFB ABS TRUST 2001-HE17



                   Class B - Discount Margin Table (to Call)


Price                         50% PPC          75% PPC          100% PPC         125% PPC         150% PPC         200% PPC
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
99.50000                      246.9            249.2            251.5            253.6            255.3            256.8
99.53125                      246.5            248.6            250.8            252.8            254.3            255.8
99.56250                      246.0            248.0            250.1            251.9            253.3            254.7
99.59375                      245.6            247.4            249.4            251.1            252.4            253.7
99.62500                      245.2            246.9            248.6            250.2            251.4            252.6
99.65625                      244.7            246.3            247.9            249.4            250.5            251.6
99.68750                      244.3            245.7            247.2            248.5            249.5            250.5
99.71875                      243.9            245.1            246.5            247.7            248.6            249.5
99.75000                      243.4            244.6            245.8            246.8            247.6            248.4
99.78125                      243.0            244.0            245.0            246.0            246.7            247.3
99.81250                      242.6            243.4            244.3            245.1            245.7            246.3
99.84375                      242.1            242.9            243.6            244.2            244.8            245.2
99.87500                      241.7            242.3            242.9            243.4            243.8            244.2
99.90625                      241.3            241.7            242.2            242.5            242.9            243.1
99.93750                      240.9            241.1            241.4            241.7            241.9            242.1
99.96875                      240.4            240.6            240.7            240.8            240.9            241.0
100.00000                     240.0            240.0            240.0            240.0            240.0            240.0
100.03125                     239.6            239.4            239.3            239.1            239.0            238.9
100.06250                     239.1            238.9            238.6            238.3            238.1            237.9
100.09375                     238.7            238.3            237.8            237.5            237.1            236.9
100.12500                     238.3            237.7            237.1            236.6            236.2            235.8
100.15625                     237.9            237.1            236.4            235.8            235.2            234.8
100.18750                     237.4            236.6            235.7            234.9            234.3            233.7
100.21875                     237.0            236.0            235.0            234.1            233.3            232.7
100.25000                     236.6            235.4            234.3            233.2            232.4            231.6
100.28125                     236.1            234.9            233.5            232.4            231.5            230.6
100.31250                     235.7            234.3            232.8            231.5            230.5            229.5
100.34375                     235.3            233.7            232.1            230.7            229.6            228.5
100.37500                     234.9            233.2            231.4            229.8            228.6            227.4
100.40625                     234.4            232.6            230.7            229.0            227.7            226.4
100.43750                     234.0            232.0            230.0            228.1            226.7            225.3
100.46875                     233.6            231.5            229.3            227.3            225.8            224.3
100.50000                     233.1            230.9            228.5            226.4            224.8            223.3
Avg Life (yrs)                9.9              6.8              5.1              4.2              3.7              3.3
First Pay (mos)               61               41               37               37               37               37
Last Pay (mos)                181              128              96               75               61               43
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